UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2010

BIGLARI HOLDINGS INC. (Exact name of registrant as specified in its charter)

INDIANA	0-8445	37-0684070
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

175 East Houston Street, Suite 1300
San Antonio, Texas	78205
(Address of principal executive offices)	(Zip Code)

(317) 633-4100
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 7, 2010, our Company issued a press release informing shareholders that it has no involvement with the proxy contest with Denny’s Corporation and that both Denny’s and the opposing group are disseminating misinformation about our Company and its subsidiaries. A copy of the press release is attached as Exhibit 99.1 and the information set forth therein is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

d)	Exhibits

Exhibit No.	Descriptions
99.1	Press Release dated May 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIGLARI HOLDINGS INC.

By:	/s/Duane E. Geiger
Duane E. Geiger
Interim Chief Financial Officer

Dated: May 10, 2010